SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 2005.


                                WORLDWATER CORP.
                                ----------------

               (Exact Name of Registrant as specified in charter)

         Delaware                    0-16936              33-0123045
-------------------------        ------------        ----------------
(State  or  other  jurisdic-        (Commission          (IRS  Employer
 tion  of  incorporation)          File  Number)       Identification  No.)


Pennington  Business  Park,  55  Rt.  31  South,  Pennington,  NJ       08534
-----------------------------------------------------------------      -------
  (Address  of  principal  executive  offices)                     (Zip  Code)



         Registrant's telephone number, including area code 609-818-0700



                                       N/A


                                 [GRAPHIC OMITED]


         (Former name or former address, if changed since last report.)



                                 [GRAPHIC OMITED]

Item  1.01  Entry  into  a  Material  Definitive  Contract.

On May 18, 2005, WorldWater Corp. issued a press release announcing the execution of a Supplier Agreement in the amount of $7.8 million. A copy of the press release is furnished as Exhibit 10.1 to this report.


Item  9.01.  Financial  Statements  and  Exhibits.

10.1     Press  Release  dated  May  18,  2005.

10.2     Supplier  Agreement  dated  as  of  February  14,  2005.

10.3     Escrow  Agreement  dated  as  of  April  15,  2005.


                                [GRAPHIC OMITED]


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDWATER  CORP.

By:  /s/  Quentin  T.  Kelly
---------------------------------------
Quentin  T.  Kelly  Chairman  and  CEO

Date:  May  18,  2005




EXHIBIT  INDEX

10.1     Press  Release  issued  May  18,  2005
10.2     Supplier  Agreement  dated  as  of  February  14,  2005.
10.3     Escrow  Agreement  dated  as  of  April  15,  2005.

                                                                EXHIBIT  10.1






                                         FOR RELEASE 7:30 A.M. EDT, MAY 18, 2005
                                         ---------------------------------------




                 WORLDWATER & POWER SIGNS $7.8 MILLION CONTRACT
                 TO SUPPLY SOLAR ELECTRIC POWER TO AVOCADO RANCH

               PROJECT CONTRACTS FOR 2005 NOW TOTAL $12.2 MILLION
PENNINGTON,  N.J.  -  MAY  18,  2005  -  WorldWater  & Power Corp. (OTC BB Stock
Symbol: WWAT.OB), maker of proprietary high-power solar systems, today announced the signing of a contract for $7.8 million with Farm ACW of Fallbrook, California, to install solar electric systems to power the avocado ranch operations. The new contract brings the total of projects signed in 2005 to $12.2 million, compared to total revenues in 2004 of $5.8 million.
The contract is subject to certain conditions, including securing grid interconnections with San Diego Gas & Electric. The Company has already begun this process and expects approval of the interconnection by Summer 2005. The contract with the avocado farm means WorldWater now has four projects in or preparing for operation in California and New Jersey, including two water utilities Atlantic County Utilities Authority in New Jersey and Idyllwild Water District in California and two California agricultural projects Cocopah Tree Farm and Farm ACW.

"We believe Farm ACW will be the largest farm operation to be powered by solar systems anywhere in the world, replacing a Megawatt diesel generator now being used for power," said Quentin T. Kelly, Chairman and CEO of WorldWater & Power Corp. "Work on the project is scheduled to begin after the grid interconnection is secured and is expected to be completed in the fall," he added. Water Tech-Ag Supply of Escondido, California, was WorldWater's sales representative in the transaction, he said.

On April 22, the Company broke ground on the Idyllwild solar project to drive seven pumps using its patented AquaMax solar system. On April 1, WorldWater was named the winning bidder of the power tender from Atlantic County Utilities Authority for the Atlantic City Wastewater Treatment Plant and on May 4 received its Notice to Proceed.

                                                                         More --

On March 3, the Company signed to supply solar electric power and drive a 200 hp water pump for the Cocopah Tree Farm in Southern California.

ABOUT  WORLDWATER  &  POWER  CORP:
WorldWater & Power Corporation is a full-service, international solar electric engineering and water management company with unique, high-powered and patented solar technology that provides solutions to a broad spectrum of the world's electricity and water supply problems. For more information about WorldWater & Power Corp., visit the website at www.worldwater.com.
                                        ------------------

FORWARD  LOOKING  STATEMENT

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in industries where securities values may be volatile and may be influenced by regulatory and other factors beyond the Company's control. Other important factors that the Company believes might cause such differences are discussed in the risk factors detailed in the Company's 10-KSB and its quarterly reports on Form 10-QSB both as filed with the Securities and Exchange Commission, which include the Company's cash flow difficulties, dependence on significant customers, and rapid development of technology, among other risks. In assessing forward-looking statements contained herein, readers are urged to carefully read all cautionary statements contained in the Company's filings with the Securities and Exchange Commission.

                                       ###
Contact:
Rose  Mary  Schwarz
WorldWater  &  Power  Corp.
609-818-0700,  ext.  33
rschwarz@worldwater.com
-----------------------




                                                                 EXHIBIT  10.2



                               [GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]



                        SUPPLIER AGREEMENT WITH FARM ACW

     THIS SUPPLIER AGREEMENT (the "AGREEMENT") is made as of February 14, 2005 between Farm ACW, a California company, with an address at 40147 Calle Roxanne, Fallbrook, CA 92028 (the "OWNER"), and WORLDWATER CORPORATION, a Delaware corporation, with principal offices at 55 Route 31 South, Pennington, New Jersey 08534 (the "SUPPLIER"), for the supply, installation and operation of a 998.992 kWac (cec rating) solar power generation system for the Owner's agriculture operation (the "PROJECT").

1.       Supplier  Responsibilities.  Supplier  (and  licensed  sub-contractors
         --------------------------
working for the supplier) will provide all engineering, supervision, materials and equipment required to complete the Project in accordance with the Agreement (the "WORK") subject to certain conditions, exclusions, additions and clarifications as detailed herein Supplier will be responsible for ascertaining whether the Work complies with applicable laws, rules and regulations, and will not knowingly proceed with Work in violation thereof. During the Work, Supplier will insure its employees against claims for personal injury, will obtain insurance for World Water and Power and provide a certificate of insurance naming Owner as an additional insured against claims for personal injury and property damage arising from the Work, and will be responsible for the safety and security of its personnel and equipment stored on site. The Project will include an agriculture service and maintenance package (the "SERVICE CONTRACT"), provided by Agricultural Supply, for the first 5 years of operation.

2.       Owner  Responsibilities.  The  Owner  will  cooperate  with Supplier in
         -----------------------
obtaining all requisite licenses, permits and approvals necessary for completion and operation of the Project. If required by any governmental authority, the Owner will obtain in a timely manner and provide evidence of all requisite rights in land, water and access, together with surveys and legal descriptions thereof. The Owner will obtain all-risk property and casualty insurance for the Project on a replacement cost basis, as well as general liability insurance and insurance against damage or loss of claims for personal injury and property damage arising from occurrences after completion of the Work.

3.       Payment.  The  total  cost  of  the  Project  is  $7,800,000 of which $
         -------
3,496,472 will be assigned and paid directly to the Supplier through the California Public Utility Commission Self-Generation Incentive Program (SGIP) by
     San Diego Gas & Electric Company (the "UTILITY") upon their acceptance of the Work. The $7,800,000 project cost is for a ground mounted design within 400 ft of an authorized SDG&E interconnection point on a flat, level surface. If the site conditions are different from a ground mounted design within 400 ft of an authorized SDG&E interconnection point on a flat, level surface, additional costs will be born by ACW. The $ 4,303,528 balance of the cost of the Project (the "OWNER PAYMENTS") will be payable by Owner or released by the Financing Bank at the direction of owner as follows : (i) 5% upon the full execution of this Agreement; (ii) 10% upon the issuance of a county permit for construction of the foundation for the solar array and commencement of construction; (iii) 50% upon delivery of the solar modules and the inverters to the project site;
(iv) the 35% balance upon completion of the solar system and sign off of final electrical permit. Upon each stage of payment a lien release will be provided.

              Renewable  Energy  Credits  ("GREEN  TAGS").  WorldWater  will not
              -------------------------------------------
claim any ownership of the Green Tags. Supplier will assist Farm ACW in contracting for the sale of any Green Tags derived from this project that are owned by Farm ACW for the first 5 years of operation unless Farm ACW elects in writing to decline suppliers assistance.

4.      Conditions  to  Performance.
        ---------------------------

a.      Financing.  The  Owner's  Financing  Bank  is  not  allowed to change or
        ---------
circumvent this Agreement. This agreement is contingent on customer obtaining adequate financing.


b.     Authorizations.  The Owner represents that it has all requisite power and
       --------------
authority and financial resources to enter into and perform its obligations under this Agreement. This agreement and authorizations is conditional upon the Owner obtaining a new electrical interconnection agreement and service with San Diego Gas & Electric (SDGE) at his expense. Supplier will assist Owner in negotiating this agreement.

c.      No  Hazardous  Conditions.  The Owner represents that it is not aware of
        -------------------------
any hazardous environmental conditions affecting the Project site. Supplier will not be required to proceed with the Work upon encountering any such conditions.

d.      Force  Majeure.  Any  delay in Supplier's completion of the Work will be
        --------------
excused by reason of conditions beyond Supplier's control, including without limitation labor conditions, supply shortages, adverse weather conditions and other acts of nature, soil and subsurface conditions, riot or civil unrest.

5.       The  Work.
         ---------

a.     Standards.  Supplier  shall  perform  the  Work  in  accordance  with the
       ---------
Agreement  and  in  a  good  and  workmanlike  manner.

b. Supplier will be responsible for routine permitting costs for construction of the solar electric power system, and will prepare the necessary drawings and plans including permitting necessary for site approval and preparation. Electrical power access to the site, road access to the site, and connection to SDGE grid, (including permitting of existing electrical distribution system) is the responsibility of the Owner.

c.     Coordination  of  Work.  Supplier  will have sole authority to direct and
       ----------------------
coordinate all aspects of Work (except where Owner is responsible for permitting). No contractor and no subcontractor or laborer will be permitted to perform Work or will be permitted access to Work sites without Supplier's prior written consent.

d.     Utility  Upgrades.  The  agreed  contract  price  does  not  include  any
       -----------------
upgrades or improvements to the existing Utility electrical service supply which may be requested by the Utility.

e.      Changes.  Any changes to the Agreement will be subject to the Supplier's
        -------
     and  Owner's  written  approval.


6.       Notices.  All  notices  hereunder  shall  be  given in writing by first
         -------
class mail, postage prepaid, or by reputable express courier, addressed to the parties at their respective addresses set forth in this Agreement, or any other address that either party may designate by written notice to the other party.

7.       Termination.
         -----------

a.      By Owner.  The Owner may terminate this Agreement prior to completion of
        --------
     the Work only for good cause, consisting of Supplier's gross negligence or material breach of this Agreement.

b.      By  Supplier.  Supplier may terminate this Agreement prior to completion
        ------------
of the work only for good cause, consisting of non-payment of the Owner Payments described in Section 3 above, when due, or the Owner's gross negligence or material breach of this Agreement.

8.       Additions  &  Clarifications
         ----------------------------

a.     Performance  Clause:  Supplier  warrants  the solar system for 5 years in
       --------------------
accordance with the 2005 Self-Generation Incentive Program requirements, namely that major components of the generating system, that are eligible for the incentive, are warranted against breakdown or degradation in electrical output of more than ten percent from their originally rated output This includes the full cost of repair or replacement of defective components or systems, and labor costs to remove and reinstall defective components or systems. Additionally, Supplier warrants the solar module performance in accordance with module manufacturer's 25 year warranty which will be passed through to the owner.
b.     Conditional  Clauses:
       ---------------------
1. This Agreement is conditional upon the Owner obtaining a new electrical interconnection agreement and service with San Diego Gas & Electric (SDGE) at his expense. Supplier will assist Owner in negotiating this agreement.

2. If Owner is unable to obtain the San Diego County required permits, and the SDGE interconnection agreement and service within 120 days, then either party has the option to cancel this Supplier Agreement in writing, and Supplier will reimburse to Owner any deposit funds, less Owner approved incurred engineering costs.

4. Owner is responsible for transport of materials and equipment from Farm ACW offices (base) to site, when site is more than 400 yds from the base.

5.     Owner will make a secure   acre staging area available for Supplier at no
charge.

6. Owner will provide access to the site suitable for construction vehicular traffic.

7.  Owner  will  provide  4160  V  electric  service  to  the  site.

8.     Owner  will  provide  water  at  the  site.

9.     Project  Organization  and  Management
       --------------------------------------

     a. Supplier, will provide Owner two third party written bids with specifications and "Scope of Work". Owner has the option to use properly licensed and insured subcontractor of its choice at the same price as the low bidder. Any additional cost due to changes from WorldWater standard ground mount design, etc. will be paid for by owner.

     b. If ACW Contractors elect not to perform scoped work, costs for Supplier selected Sub-contractors that exceeds Sub-contractor bid price due to variances from WorldWater standard ground mount design, will be paid by Farm ACW at a rate of 1.2 times amount exceeded.

10.     System  Inclusions
        ------------------
a. The WorldWater solar power system is rated at 998.922 kWac (cec) and includes all of the following standard components, features, and services provided by WorldWater and Power and designated subcontractors as specified by WorldWater and Power Engineering:
-     Solar  modules  of  mono-  or  poly-crystalline  type
-     DC-AC  inverter(s)
-     Isolation  transformer(s)
- Ground-mounted array, fixed tilt with lower-end height above grade, designed and built to meet local and national codes
- NEC-compliant interconnect wiring, conduit, disconnects, and junction boxes, from solar modules to utility interconnection, including grounding
- NEC-compliant underground wiring from array disconnect to utility interconnection up to 400 linear feet
- Installation of system components and structures, external to and detached from existing structures
- Installation of system components and structures on existing, flat (+/- 2' variance), level (less than 2/12 slope), non-paved site
- Trenching and backfilling for array disconnect to utility interconnection up to 200 linear feet, non-paved site
-     Local  building  and  electrical  permits  and  inspections
-     Required  contractor  licenses  and  insurance
-     Utility  interconnection  applications  and  documentation
-     Utility  incentive  applications  and  documentation
-     Training  of  client  in  system  operation
-     System  testing  and  documentation
-     As-built  system  drawings  and  documentation
-     System  operation  and  maintenance  manuals
-     Standard  warranty
-     Additional  Warranty  as  follows:
- 1. 25 year manufacturer warranty on solar panels provided from Kiocera or other manufactures.
- 2. 20 year manufacturer warranty from Xantrex on the DC/AC inverters or other manufacturers (If not available, Supplier will notify Owner immediately in writing.)

11.      Miscellaneous.
         -------------
a.       Governing  Law.   This  Agreement  shall be governed by the laws of the
         --------------
State  of  California.

b.      Warranty.  Supplier  warrants  that  the  Work  will  be  constructed in
        --------
accordance with the Agreement in a good and workmanlike manner. Supplier will in no event be responsible for the condition of performance of the Project if work (including construction, operation or maintenance work) is performed by persons not selected and not expressly approved in writing by Supplier. Supplier's liability under this Agreement will be limited to the replacement and/or repair of defective or nonconforming parts. System performance is guaranteed at 1,923,662 KWh/yr plus or minus 10%. Supplier expressly disclaims consequential damages.

c.       Dispute  Resolution.  Any  disputes  arising under this Agreement which
         -------------------
cannot be settled amicably by the Owner and the Supplier shall be resolved in accordance with the American Arbitration Association, without any legal representation by either party, and judgment upon any award may be entered in any court having jurisdiction.

d.       Entire  Agreement.  This  Agreement,  the Agreement, and all subsequent
         -----------------
modification thereof made in accordance with this Agreement (all of which are incorporated into this Agreement by this reference), constitute the entire agreement of the parties with respect to the subject matter hereof, superseding all prior and contemporary agreements, oral or written, shall be binding upon the parties hereto and their respective successors and assigns, and may be modified only in writing signed by the party against whom enforcement is sought.


IN WITNESS WHEREOF, the parties have executed this Agreement on this 14 day of February, 2005.



By:  /s/  Quentin  T.  Kelly
     -----------------------
     Quentin  T.  Kelly
     Chairman  &  CEO
     WorldWater  Corporation



By:  /s/  William  Arterberry
     ------------------------
     William  Arterberry
     Owner
     FARM  ACW

                                                                 EXHIBIT  10.3

                                ESCROW AGREEMENT


                            WORLDWATER CORP.-FARM ACW


     THIS ESCROW AGREEMENT, dated as of April 15, 2005 ("Escrow Agreement"), is by and between Farm ACW, a sole proprietorship company located in California owned by Dr. William Arterberry ("Depositor"); WorldWater Corp., a Delaware corporation ("Recipient"); Farm Water Technological Services, Inc. aka Water Tech-Ag Supply ("Sales Representative); and TORREY PINES BANK, a national banking association, as Escrow Agent hereunder ("Escrow Agent").

                                   BACKGROUND

     A. Depositor and Recipient have entered into a Supplier Agreement (as amended, the "Underlying Agreement"), dated as of February 14, 2005, pursuant to which Recipient is supplying engineering, supervision, materials and equipment required to complete the supply and installation of a solar power generation system which includes solar panels with a 25 year warranty provided to Farm ACW by Kyocera, Sharp or British Petroleum, or by such other nationally recognized supplier acceptable to both Depositor and Recipient. The Underlying Agreement provides that Depositor shall deposit the Escrow Funds (defined below) in a segregated escrow account to be held by Escrow Agent for the purpose of payment of all fees, commissions and costs of the installed solar power generation system, including ACW designated Subcontractors as described in Section 9 of the Underlying Agreement, in accordance with the Underlying Agreement.

     B. Escrow Agent has agreed to accept, hold and disburse the funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.

     C. Pursuant to the Underlying Agreement, Depositor, Recipient and Sales Representative have appointed the Representatives (as defined below) to represent them for all purposes in connection with the funds to be deposited with Escrow Agent and this Escrow Agreement.

     D. In order to establish the escrow of funds and to effect the provisions of the Underlying Agreement, the parties hereto have entered into this Escrow Agreement.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

     1.     Definitions.  The  following terms shall have the following meanings
            -----------
when  used  herein:

          (1) "Depositor Representative" shall mean the person so designated on Schedule A hereto or any other person designated in a writing signed by
    -----------
Depositor and delivered to Escrow Agent and the Recipient Representative in accordance with the notice provisions of this Escrow Agreement, to act as its representative under the Escrow Agreement.

          (2) "Recipient Representative" shall mean the persons so designated on Schedule A hereto or any other person designated in a writing
                -----------
signed  by  Recipient  and  delivered  to  Escrow  Agent  and  the  Depositor
Representative  in  accordance  with  the  notice  provisions  of  this  Escrow
Agreement,  to  act  as  its  representative  under  this  Escrow  Agreement.

          (3) "Sales Representative" shall mean the persons so designated on Schedule A hereto who is entitled to receive commissions related to the sale of
-----------
the  solar  generation  system.

          (4) "Escrow Funds" shall mean the funds deposited with Escrow Agent pursuant to Section 3 of this Agreement, together with any interest and
                     ---------
other  income  thereon.

          (5) "Escrow Period" shall mean the period commencing on the date hereof and ending on the applicable termination date set forth on Schedule A
                                                                      ----------
hereto.

          (6) "Joint Written Direction" shall mean a written direction executed by the Depositor Representative and the Recipient Representative directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking an action pursuant to this Escrow Agreement. Depositor Representative and Recipient Representative shall prepare and execute the Joint Written Directions in good faith in accordance with the terms and conditions of the Underlying Agreement, provided, however, in accordance with the Underlying Agreement no moneys shall be released for the acquisition of hardware or unapproved engineering until the conditions of Section 8.b.1 of the Underlying Agreement are satisfied.

          (7) "Representatives" shall mean the Depositor Representative, the Recipient Representative and the Sales Representative.

     2.     Appointment of and Acceptance by Escrow Agent.  Depositor, Recipient
            ---------------------------------------------
and Sales Representative hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to
                                                      ---------
hold, invest and disburse the Escrow Funds in accordance with this Escrow Agreement.

     3.     Deposit  of  Escrow  Funds.  Simultaneously  with  the execution and
            --------------------------
delivery of this Escrow Agreement, Depositor will transfer the Escrow Funds in the amount set forth on Schedule A hereto to Escrow Agent, by wire transfer or
                          ----------
check of immediately available funds, to the account of the Escrow Agent referenced on Schedule A hereto.
                -----------

     4.     Disbursements  of  Escrow Funds.  Escrow Agent shall disburse Escrow
            -------------------------------
Funds at any time and from time to time, upon receipt of, and in accordance with, a Joint Written Direction. Upon receipt of a Joint Written Direction for a payment described in Schedule A, Escrow Agent shall also disburse to the Sales Representative the corresponding Commission payment described on Schedule A. Such Joint Written Direction shall contain wiring instructions or an address and bank account number to which a check shall be sent. Upon the expiration of the Escrow Period, Escrow Agent shall distribute, as promptly as practicable, the Escrow Funds and commissions in the manner described on Schedule A without any
                                                          ----------
further instruction or direction from the Representatives. Escrow Agent will promptly notify the Representatives in writing of any claims against the Escrow Funds received by Escrow Agent.

     5.     Suspension  of  Performance;  Disbursement  into  Court.  If, at any
            -------------------------------------------------------
time, (i) there shall exist any dispute between Depositor or Recipient with respect to the holding or disposition of all or any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, (ii) Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of all or any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or (iii) the Representatives have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to
Section  7  hereof,  appointed  a  successor Escrow Agent to act hereunder, then
----------
Escrow Agent, in its sole discretion, take either or both of the following actions:


a. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be);

b. petition (by means of an interpleader action or any other appropriate method) through the San Diego Superior Court, State of California, for instructions with respect to such dispute or uncertainty, and to the extent required or permitted by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Funds, and reasonable fees and expenses payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder which may be determined by stipulation of the parties or court order.

Escrow Agent shall have no liability to Depositor, Recipient, their respective shareholders or members or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.



     6.     Investment  of  Funds.  The  Escrow  Agent  is  herein  directed and
            ---------------------
instructed to hold all Escrow Funds in an interest bearing, fully federal insured account(s). The parties hereto acknowledge that they have discussed the investment and are in agreement as to the selected investment. The Depositor and Recipient may provide instructions changing the investment of the Escrow Funds by the furnishing of a Joint Written Direction to the Escrow Agent; provided, however, that no investment or reinvestment may be made except in (i) any money market mutual fund that invests exclusively in obligations of the United States Government, or any agencies or instrumentalities thereof or any combination of the foregoing, (ii) short-term obligations issued by the United States Treasury, or (iii) such other government securities as may be approved in writing from time to time by Depositor and Recipient.

     7.     Resignation  and  Removal  of Escrow Agent.  Escrow Agent may resign
            ------------------------------------------
and be discharged from the performance of its duties hereunder at any time by giving ten (10) days prior written notice to the Depositor and Recipient specifying a date when such resignation shall take effect. Upon any such notice of resignation, the Representatives jointly shall appoint a successor Escrow Agent hereunder prior to the effective date of such resignation. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of all records and documents pertaining to the transactions, and after deduction and payment to the retiring Escrow Agent of all reasonable fees and expenses payable to or incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of all its rights hereunder. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may consolidated, or any corporation or association to which all or substantially all of the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement if consented to by the Representatives, in writing.

     8.     Liability  of  Escrow Agent.  The Escrow Agent undertakes to perform
            ---------------------------
only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that the San Diego Superior Court, State of California, determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Depositor, Recipient or Sales Representative. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.

          The Escrow Agent is authorized to comply with orders issued or process entered by any court with respect to the Escrow Funds without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     9.     Indemnification  of  Escrow  Agent.  From and at all times after the
            ----------------------------------
date of this Escrow Agreement, Depositor, Recipient and Sales Representative, jointly and severally, shall, to the fullest extent permitted by law, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Depositor or Recipient, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. The obligations of Depositor and Recipient under this Section 9 shall survive any
                                                     ---------
termination  of  this  Escrow  Agreement.

          The parties agree that neither the payment by Depositor or Recipient of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Funds in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify, or affect, as between Depositor and Recipient, the respective rights and obligations of Depositor, on the one hand, and Recipient, on the other hand, under the Underlying Agreement.

     10.     Fees  and  Expenses  of  Escrow  Agent.  Depositor  and  Recipient
             --------------------------------------
Representatives shall compensate Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse
                  -----------
Escrow Agent for all of its reasonable out-of-pocket expenses, including telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. The additional provisions and information set forth on Schedule A are hereby incorporated by
                                           ----------
this reference, and form a part of this Escrow Agreement. All of the compensation and reimbursement obligations set forth in this Section 10 shall be
                                                             ----------
payable by Depositor and Recipient Representatives, jointly and severally, upon demand by Escrow Agent. The obligations of Depositor and Recipient under this
Section  10  shall  survive  any  termination  of  this Escrow Agreement and the
-----------
resignation  or  removal  of  Escrow  Agent.


     11.     Representations and Warranties; Legal Opinions.  Each of Depositor,
             ----------------------------------------------
Recipient and Sales Representative respectively makes the following representations and warranties to Escrow Agent:

(i) It is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

(ii) This Escrow Agreement has been duly approved by all necessary action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers, and constitutes its valid and binding agreement enforceable in accordance with its terms;

(iii) The execution, delivery, and performance of this Escrow Agreement is in accordance with Underlying Agreement and will not violate, conflict with, or cause a default under its articles of incorporation, articles of organization, bylaws, management agreement or other organizational doctrine, as applicable, any applicable law or regulation, any court order or administration ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Underlying Agreement, to which it is a party or any of its property is subject;

(iv)     The  applicable  persons designated on Schedule A hereto have been duly
                                                ----------
appointed to act as its representatives hereunder and have full power and authority to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Escrow Agreement and to take any and all other actions as the Representatives under this Escrow Agreement, all without further consent or direction from, or notices to, it or any other party;

(v) No party other than the parties hereto has, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof;

(vi) All of its representations and warranties contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

     12.     Identifying  Information.  Depositor and Recipient acknowledge that
             ------------------------
a  portion  of  the  identifying  information  set  forth on Schedule A is being
                                                             ----------
requested by the Escrow Agent in connection with the USA Patriot Act, Pub.L. 107-56 (the "Act"), and Depositor, Recipient and Sales Representative agree to provide any additional information requested by the Escrow Agent in connection with the Act or any similar legislation or regulation to which Escrow Agent is subject, in a timely manner. The Depositor, Recipient and Sales Representative each represent that all identifying information set forth on Schedule A,
                                                                     ----------
including without limitation, its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

     13.     Consent  to  Jurisdiction  and  Venue.  In the event that any party
             -------------------------------------
hereto commences a lawsuit or other proceeding relating to or arising from this Escrow Agreement, the parties hereto agree that the San Diego Superior Court, State of California, shall have the sole and exclusive jurisdiction over any such proceeding. This court shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue and consent to personal jurisdiction over them.

     14.     Notice.  All  notices,  approvals,  consents,  requests  and  other
             ------
communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt) to the address or facsimile number set forth on Schedule A hereto, or to such other
                                             ----------
address as each party may designate for itself by like notice and shall be deemed to have been given on the date deposited in the mail, if mailed, by first-class, registered or certified mail, postage prepaid, addressed as set forth on Schedule A hereto, or to such other address as each party may designate
         ----------
for  itself  by  like  notice.

     15.     Amendment or Waiver.  This Escrow Agreement may be changed, waived,
             -------------------
discharged or terminated only by a writing signed by the Representatives and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     16.     Severability.  To the extent any provision of this Escrow Agreement
             ------------
is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     17.     Governing  Law.  This  Escrow  Agreement  shall  be  construed  and
             --------------
interpreted in accordance with the internal laws of the state of California without giving effect to the conflict of laws principles thereof.

     18.     Entire  Agreement.  This  Escrow  Agreement  constitutes the entire
             -----------------
agreement between the parties relating to the holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

     19.     Binding  Effect.  All  of  the  terms  of this Escrow Agreement, as
             ---------------
amended from time to time, shall be binding upon, inure to the benefits of and be enforceable by the respective successors and assigns of Depositor, Recipient, Sales Representative and Escrow Agent.

     20.     Execution  in  Counterparts.  This  Escrow  Agreement and any Joint
             ---------------------------
Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction.

     21.     Dispute  Resolution.  Depositor, Recipient and Sales Representative
             -------------------
agree that any dispute whether based on contract, tort, or otherwise (collectively, "Disputes"), arising in connection with this Escrow Agreement and the Underlying Agreement which cannot be resolved shall be settled at the request of any party to this Agreement by final and binding arbitration conducted in the City and County of San Diego, California. Any disputes between or among the parties hereto shall be decided by arbitration which shall be held in accordance with Article III, Title 9 of the California Code of Civil Procedure, commencing with section 1280. The arbitrator shall apply the laws of the state of California, including principles of equity. The prevailing party shall be entitled to recover reasonable attorneys' fees and costs as awarded by the arbitrator.

     The party asserting a Dispute may commence proceedings hereunder by delivering a written notice (the "Demand") to the other parties providing reasonable description of the Dispute to the others and expressly requesting arbitration under this Section 21. The arbitration shall be conducted by a single neutral arbitrator from San Diego County (the "Arbitrator") selected by agreement of the parties subject to such arbitration (each, an "Arbitration Party") not later than ten (10) days after delivery of the Demand or, failing such agreement, each of the Arbitration Parties shall within twenty (20) days after delivery of the Demand select an arbitrator from the a panel of full-time neutral arbitrators from San Diego County , and the arbitrators so selected shall select the Arbitrator. If the Arbitrator so selected becomes unable to serve, his or her successor shall be similarly selected or appointed. The arbitration shall be conducted pursuant to such procedures as the Arbitration Parties may agree, or, in the absence of or failing such agreement, pursuant to the rules of the appointed Arbitrator. Notwithstanding the foregoing, it is agreed and understood that: (a) each Arbitration Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Arbitration Party intends to present in such hearing; (b) each Arbitration Party shall be allowed to conduct reasonable discovery through written document requests and depositions, the nature and extent of which discovery shall be determined by the Arbitration Parties; provided, however, that if the
                                            --------   -------
Arbitration Parties cannot agree on the terms of such discovery, the nature and extent thereof shall be determined by the Arbitrator which shall take into account the needs of the Arbitration Parties and the purposes of arbitration to make discovery expeditious and cost effective; (c) each Arbitration Party shall be entitled to make an oral presentation to the Arbitrator; and (d) the Arbitrator shall select as a resolution the position of either Arbitration Party for each item of disagreement and may not impose an alternative resolution. The award shall be in writing and shall specify the factual and legal basis for the award. The Arbitrator shall apportion all costs and expenses of arbitration, including the Arbitrator's fees and expenses and fees and expenses of experts, between the prevailing and non-prevailing Arbitration Party as the Arbitrator deems fair and reasonable. Any arbitration award shall be binding and enforceable against the parties thereto and judgment may be entered thereon in any court of competent jurisdiction, without the right to appeal.

     22.     Termination.  Upon  the  first  to  occur of the termination of the
             -----------
Escrow Period, the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 5 or Section 8 hereof, this Escrow Agreement
                           ----------    ---------
shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

                              DEPOSITOR:

                              FARM  ACW
Witness:


_________________________          By:  ____/s/  William  Arterberry_______
                                            ------------------------
                              Title:  _____________________________

                              RECIPIENT:

                              WORLDWATER  CORP.
ATTEST:



By:  _______________________          By:  __/s/  James  S.  Brown_______
                                             ---------------------
                              Title:  ____________________________

                              SALES  REPRESENTATIVE:

                              FARM  WATER  TECHNOLOGICAL  SERVICES,
ATTEST:                       INC.,  a/k/a  Water  Tech-Ag  Supply



__________________________          By:  ______________________________
                              Title:  _____________________________

                              TORREY  PINES  BANK
                              as  Escrow  Agent



                              By:  _______________________________
                              Title:  ______________________________

                                   SCHEDULE A
                                   ----------


1.     Escrow  Funds
       -------------

Total  Contract  Amount  (including  rebate)  *          $7,800,000.00
Less  anticipated  rebate*                     (3,496,742.00)
                                               --------------
Escrow  Funds  Amount:                     $4,303,258.00

Estimated  Schedule  of  Deposits
     and  Disbursements                              Estimated  Date
Commission

     Initial  Deposit  (with  signed
      Escrow  Agreement)      $   215,176.40
     Upon  signing Escrow     $    10,758.82
                Agreement

          Payable  as  follows:
               $25,000  to  be  released  as  soon  as  possible     6/3/05
               by  depositor  to  recipient  for  engineering/
               permitting  work  done  to  date.
               $179,417.58  and  $10,758.82  commission     6/15/05
               to be released upon written approval from SDG&E reconnect and County permits approved.

     Issued  Permit  and
       Construction  Start                430,352.80
7/25/2005             21,517.64

     Modules  and  Inverter
       Delivery                  2,150,764.00                      10/1/2005
17,723.54
                                                          40,000.00
                                                            4,522.92
     Construction  Completion
       and  Electrical  Sign  off             1,506,964.80
                                              ------------
12/1/2005              45,217.04

     Total                              $4,303,258.00
* A rebate in the amount of $3,496,742.00 will be payable directly to Recipient by the California Public Utility Commission Self-Generation Incentive Program in accordance with the terms of the Underlying Agreement, and immediately upon receipt of such payment, Recipient will pay to Sales Representative the final portion of the Commission in the amount of $104,902.26 and will pay any and all outstanding invoices, bills, costs of services, fees for equipment, materials, labor, and any and all outstanding expenses incurred in connection with the scope of work in the Underlying Agreement. Full and complete lien releases will be provided by Recipient to Owner prior to Recipient compensating itself with said rebate monies.

     Escrow  Funds  Wiring  Instructions:          Torrey  Pines  Bank

2.     Taxpayer  Identification  Numbers
       ---------------------------------

     Depositor          ___________________  [To be confirmed  with  Depositor]
     Recipient          ___________________
     Sales  Representative     _______________(CBJT  Inc.)

3.     Termination  and  Disbursement.  Unless  earlier  terminated  by  the
       ------------------------------
provisions of the Escrow Agreement, or unless a party to this Escrow shall have elected to commence the dispute resolution procedures described in Section 21 of this Agreement, the Escrow Period will terminate on December 31, 2006. Any Escrow Funds which have not been distributed by December 31, 2006 according to the milestones included in paragraph 3 ("Payment") of the Underlying Agreement, will be distributed 100% to Depositor and 0% to Recipient in accordance with
Section 4 of the Escrow Agreement. Interest accrued on the Escrowed Funds will be 100% for the account of Depositor.

4.     Investment  Instructions
       ------------------------

All  funds  will  be  invested  in  the  Torrey  Pines  Bank  Trust  Account No.
__________.

5.     Representatives
       ---------------

The  following  person  is  hereby  designated  and  appointed  as  Depositor
Representative  under  the  Escrow  Agreement.

     Dr.  William  Arterberry          __/s/  William  Arterberry_______
                                         ------------------------
                              Specimen  Signature


The  following  person  is  hereby  designated  and  appointed  as  Recipient
Representative  under  the  Escrow  Agreement.

     James  S.  Brown               __/s/  James  S.  Brown__________________
                                      ---------------------
                              Specimen  Signature


The following person is hereby designated and appointed as Sales Representative under the Escrow Agreement.

     Richard  Arias                    ______________________________
                              Specimen  Signature

6.     Notice  Addresses
       -----------------

If  to  Depositor  at:          Farm  ACW
                    40147  Calle  Roxanne
                    Fallbrook,  CA  92028
                    ATTN:  Dr.  William  Arterberry
                    Phone  Number:  760/728-9368
                    Facsimile  Number:  760/728-5899

If  to  Recipient  at:          WorldWater  Corp.
                    Pennington  Business  Park
                    55  Route  31  South
                    Pennington,  NJ  08534
                    ATTN:  James  S.  Brown
                    Phone  Number:  609/818-0700  (Ext.  13)
                    Facsimile  Number:  609/818-0720

If  to  Sales  Representative  at:          CBJT  Inc.
                         c/o  Richard  Arias
                         1435  Simpson  Way
                         Escondido,  CA  92029
                         Phone  Number:  760/737-2442
                         Facsimile  Number:  760/741-9412

If  to  the  Escrow  Agent  at:          Torrey  Pines  Bank
                         12220  El  Camino  Real
                         San  Diego,  CA  92130
                         Phone  Number:  858/523-4603
                         Facsimile  Number:  858/755-0875


Depositor  Representative  Information:

1.     Date  of  Birth:  __________

2.     Address:          Farm  ACW
                    40147  Calle  Roxanne
                    Fallbrook,  CA  92028
                    ATTN:  Dr.  William  Arterberry

3.     Mailing  Address  (if  different:)
     __(SAME)_____________________
       ------
     ______________________________
     ______________________________

4.     Social  Security  Number:  ______________

Recipient  Representative  Information:

1.     Date  of  Birth:  _____________

2.     Address:          WorldWater  Corp.
                    Pennington  Business  Park
                    55  Route  31  South
                    Pennington,  NJ  08534
                    ATTN:  James  S.  Brown


3.     Mailing  Address  (if  different:)
     _(SAME)______________________
      ------
     ______________________________
     ______________________________

4.     Social  Security  Number:  ____________________


Sales  Representative  Information:

1.     Date  of  Birth:  ______________

2.     Address:          CBJT  Inc.
                    c/o  Richard  Arias
                    1435  Simpson  Way
                    Escondido,  CA  92029

3.     Mailing  Address  (if  different:)
     ______________________________
     ______________________________
     ______________________________

4.     Social  Security  Number:  ___________________